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                                                                Exhibit 10.5

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into as of the 11th day of December, 2001 by and among BEACON MARKETING SERVICES, INC., a Maine corporation ("Beacon") and DANMARK, INC. d/b/a DMI, a Maine corporation ("Danmark", and collectively with Beacon, the "Transferors") and INFOTOPIA, INC., a Nevada corporation and TRENDIRECT MARKETING, INC., a Delaware corporation (together, the "Company").

          KNOW ALL MEN BY THESE PRESENTS, That:

     1. Transferors, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to (A) a certain Order Authorizing the Debtors to (i) Sell Substantially All Assets Free and Clear of Liens and Encumbrances Pursuant to 11 U.S.C.A. Section 363(b), 363(f) and
363(k) and (ii) Assume, Assign and Sell Executory Contracts Pursuant to 11 U.S.C.A. Section 365(b) and 365(f) dated November 21, 2001 (the "Sale Order") and (B) Order Authorizing the Debtors to Assume, Assign and Sell Various Executory Contracts Pursuant to 11 U.S.C.A. Sections 365(b) and 365(f) in Connection with Sale of Substantially All Assets, dated December 11, 2001 (the "Assumption Order") (In Re: Danmark, Inc. Case No. 01-21420, In Re: Beacon Marketing Services, Inc., Case No. 01-21421), do hereby grant, assign, convey and transfer to Company, its successors and assigns, all of the Transferors' right, title and interest in and to the contracts and agreements listed in SCHEDULE A attached hereto and made a part hereof (the "Contracts") free and clear of all liens and encumbrances and rights of third parties except for amounts necessary to cure monetary defaults set forth in the Sale Order or opposite the name of the non-debtor party to the Contracts on Exhibit C to the Assumption Order; Company hereby assumes all of the Transferors' obligations under the Contracts which accrue or otherwise are to be performed after the date hereof; and Company does hereby accept said assignment of the Contracts and agrees to perform Transferors' obligations thereunder which accrue or otherwise are to be performed after the date hereof.

     2. Transferors jointly and severally represent and warrant that (a) the attached Contracts are true, complete and accurate copies as of the date hereof and have not been amended or otherwise contain terms inconsistent with the attached copies, and (b) have been fully executed.


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     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Assumption Agreement to be executed the date and year first written above.


                                       DANMARK, INC. d/b/a DMI


                                       By: /s/ Dan W. St. Hilaire
                                            --------------------------
                                       Name: Dan W. St. Hilaire
                                       Title: CFO


                                       BEACON MARKETING SERVICES, INC.


                                       By: /s/ Dan W. St. Hilaire
                                            --------------------------
                                       Name: Dan W. St. Hilaire
                                       Title: CFO



                                       INFOTOPIA, INC.


                                       By:  /s/ Daniel Hoyng
                                            --------------------------
                                            Daniel Hoyng, CEO




                                       TRENDIRECT MARKETING, INC.


                                       By:  /s/ Ernest Zavoral
                                            --------------------------
                                            Ernest Zavoral, CEO






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               SCHEDULE A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

A Lease Agreement dated September 30, 1999, between Pachios Family Properties and Beacon with respect to premises located at 518 Congress Street, Portland, Maine.

A Lease Agreement dated September 30, 1999, between Center City Plaza Associates and Beacon with respect to premises located at 510 Congress Street, Portland, Maine.

A Credit Card Progressing Agreement with PaySystems.com, Inc. dated September 17, 2001.

Certain agreements with Knowledge Source re: software

Certain agreements with Paylinx re: software

Certain agreements with Integrated Information Systems, Inc. re: maintenance contract on Open Orders

Certain agreements with E Partners re: support on Solomon Financial System

Certain Executory Contracts with Fortis Benefits Insurance Co. re: employee benefits

Certain Executory Contracts with Cigna of Maine re: employee benefits

License Agreement with Windmill Health Products

Equipment Lease with Great American Leasing re: Mailing machine

Equipment Lease with Ascom Hasler re: Mailing machine

Certain Agreements with Northeast Delta Dental re: dental insurance

Certain Agreements with ADT Security Systems, Inc. re: card readers and alarms

Merchant Agreement with Electronic Financial Group

Master Sales and Software License Agreement dated March 30, 1999 with Cellit,
Inc.

Maintenance Agreement dated March 29, 1999 with Cellit, Inc.

Telemarketing Services Agreement, dated October 4, 1999, between Debtors and Vital Basics, Inc. as amended

Term Sheet Regarding Assumption and Partial Assignment of License Assumption of Maintenance Agreement and Related Transactions

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